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                                                                   EXHIBIT 10.19



THIS LEASE, Made this   11th   day of   January   1999, by and
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between Butera Properties, LLC as agent for the owner, herein called "Landlord",
and    Creditrust Card Services Corporation, herein called "Tenant".
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     WITNESSETH, That in consideration of the rental hereinafter agreed upon and the performance of all the conditions and covenants hereinafter set forth on the part of the Tenant to be performed, the Landlord does hereby lease unto the said Tenant, and the latter does lease from the former approximately 27,080 square feet at the following premises: Unit H, 6900 English Muffin Way, Frederick,
                                -------------------------------------------
Maryland 21701 for the term of Four years beginning on the 1/st/ day of
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February, 1999, and ending on the 31/st/ day of January, 2003 at and for the
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annual rental of One Hundred Forty Two Thousand One Hundred Seventy Dollars
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($142,170.00), payable in advance on the 1/st/ day of each and every month
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during the term of this lease in equal monthly installments of Eleven thousand
                                                               ---------------
eight hundred forty seven dollars and fifty cents ($11,847.50).  Said rental
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shall be paid to Butera Properties, LLC, 241 West Patrick Street, Frederick,
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Maryland 21701 or at such other place or to such appointee of the Landlord, as
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the Landlord may from time to time designate in writing.

THE TENANT COVENANTS AND AGREES WITH THE LANDLORD AS FOLLOWS:

1.   To pay said rent and each installment thereof as and when due.

RENTAL ESCALATION

2. (a) Tenant covenants and agrees to pay the rental herein reserved and each installment thereof promptly when and as due, without setoff or deduction whatsoever.

     (b) Beginning with the first anniversary of the commencement date of the lease term and each annual anniversary thereafter throughout the remainder of the lease and renewal term, the annual rent shall be increased by an amount equal to three percent (3%) of the previous year's rent, which sum shall be payable in equal monthly installments in advance as hereinafter set forth.

USE

3.   To use and occupy the leased premises solely for offices and warehouse uses

ADDITIONAL RENT

4. For the purpose of Additional Rent, "Tenant's Proportionate Share" is defined as 16.3%. The total of tenant's Additional Rent (as delineated in Paragraphs 5, 6, 7, and 8 hereafter) shall not exceed seventy-five cents ($0.75) per square foot for the first year of the rental term.

(A) UTILITIES

5. Tenant shall apply for and pay all costs of electricity, gas and telephone used or consumed on the premises, together with all taxes, levies or other charges on such utilities. Tenant agrees to pay as additional rent "Tenant's Proportionate Share" (16.3%) of the water and sewer service charges chargeable to the total building in which the premises are located, based upon the number
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of tenants occupying the same.  However, if in Landlord's sole judgment, the water and sewer charges for the premises are substantially higher than normal due to Tenant's water usage, then Tenant agrees that it will, upon written notice from Landlord, install a water meter at Tenant's expense and thereafter pay all water charges for the premises based on such meter readings.

(B) TAXES

6. For the purpose of Additional Rent, "Tenant's Proportionate Share" is defined as 16.3%. The Tenant shall pay the Landlord, as additional rent, "Tenant's Proportionate Share " (16.3%) of the Real Estate taxes that may be levied or assessed by lawful taxing authorities against the land, buildings and improvements on the property. If this lease shall be in effect for less than a full fiscal year, the Tenant shall pay a pro rata share of the increased taxes based upon the number of months that this lease is in effect. Said taxes shall include, but not by way of limitation, all paving taxes, and many and all benefits or assessments which may be levied on the premises hereby leased but shall not include the Unites States Income Tax, or any State or other income tax upon the income or rent payable hereunder.

(C) INSURANCE

7. That the Tenant will not do anything in or about said premises that will contravene or affect any policy of insurance against loss by fire or other hazards including, but not limited to, public liability now existing or which the Landlord may hereafter place thereon, or that will prevent Landlord from procuring such policies in companies acceptable to Landlord. Tenant will do everything reasonably possible, and consistent with the conduct of Tenant's business to obtain the greatest possible reduction in the insurance rates on the premises hereby leased, or for the building of which the premises hereby leased are a part. The Tenant further agrees to pay, as part of and in addition to the next due monthly rental:
     (a) "Tenant's Proportionate Share", (16.3%) of the premium of any insurance on the premises hereby leased or for the building of which the premises hereby leased are apart;
     (b) any increase in premium on the amount of such insurance that may be carried by Landlord on all or any part of the premises or the property resulting from the activities carried on by Tenant in or at the Premises, regardless of whether Landlord has consented to the same

(D) COMMON AREA EXPENSES

8. For each full or partial calendar year during the Lease Term, Tenant shall pay the Landlord as Additional Rent "Tenant's Proportionate Share", (16.3%) of the Common Area Expenses. For the purposes of this section, Common Area Expenses shall be defined as one hundred percent (100%) of the total cost and expense incurred by or on behalf of Landlord in each calendar year in operating, maintaining, and repairing (which includes replacements, additions, and alterations) of Common Areas of the building. These include, without limitation, a) the cost of maintaining, repairing, or replacing all service pipes, electric gas and waterlines and sewer mains leading to and from the Premises; b) all costs
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incurred in painting, resurfacing, and landscaping; c) all costs for repairs and improvements, line painting and striping, lighting, removal of snow, grass cutting, cleaning of parking areas; d) all costs incurred in the removal of ice and snow, maintaining, repairing and replacing the paving, parking areas, curbs, gutters, sidewalks, and steps; e) all costs for structural repairs and improvements to roof and exterior walls; and f) management fees equal to 4% of the rent.

MUNICIPAL REGULATING

9. To observe, comply with and execute at its expense, all laws, orders, rules, requirements and regulations of the United States, State, City or County of the said State, in which the leased premises are located, and of any and all governmental authorities or agencies and of any board of the fire underwriters or other similar organization, respecting the premises hereby leased and the manner in which said premises are or should be used by the Tenant.

ASSIGNMENT AND SUBLET

10. Not to assign this lease, in whole or in part, or sublet the leased premises, or any part or portion thereof, without the prior written consent of the Landlord, which consent will not be unreasonably withheld. If such assignment or subletting is permitted, Tenant shall not be relieved from any liability whatsoever under this lease. The Landlord shall be entitled to one half of any additional considerations over and above those stated in this lease, which we obtained in or for the sublease and/or assignment. No option rights can be assigned or transferred by the Tenant to an assignee or subtenant without the prior written consent of the Landlord, which consent will not be unreasonably withheld.

ALTERATIONS

11. (a) That the Tenant will not make any alterations in addition to original improvements to said premises without the prior written consent of the Landlord, which consent will not be unreasonably withheld. If the Tenant shall desire to make any such alterations, plans for the same shall first be submitted to and approved by the Landlord, and the same shall be done by the Tenant at its own expense, and the Tenant agrees that all such work shall be done in a good and workmanlike manner, that the structural integrity of the building shall not be impaired, and that no liens shall attach to the premises by reason thereof.

     (b) The Tenant agrees to obtain at the Tenant's expense all permits pertaining to the alterations. The Tenant also agrees to obtain, prior to beginning to make such alterations, and to keep in full force and effect at all times while such alterations are bring made, all at the Tenant's sole cost and expense, such policies of insurance pertaining to such alterations and/or to the making thereof as the Landlord reasonably may request or require the Tenant to obtain, including, but not limited to, public liability and property damage insurance, and to furnish the Landlord evidence satisfactory to the Landlord of the
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existence of such insurance prior to the Tenant's beginning to make such alterations.

     (c) Any such alterations shall become the property of the Landlord as soon as they are affixed to the premises and all rights, title and interest therein of the tenant shall immediately cease, unless otherwise agreed to in writing. The Landlord shall have the right to collect any insurance for any damage of any kind to any of the improvements placed upon the said premises by the Tenant if said improvements are not to be rebuilt by Tenant at Tenant's expense. However, if Tenant is to rebuild these improvements then the insurance proceeds should go to the Tenant. If the making of any such alterations, or the obtaining of permits or franchise therefore shall directly or indirectly result in a franchise, minor privilege or any other or any tax or increase in tax, assessment or increase in assessment, such tax or assessment shall be paid, immediately upon its levy and subsequent levy, by the Tenant.

MAINTENANCE

12. The Tenant will, during the term of this lease, keep said demised premises and appurtenances (including interior and exterior windows, interior and exterior doors, interior plumbing, all heating and air conditioning, and interior and exterior electrical works thereof) in good order and condition and will make all necessary repairs including painting thereto at its own expense. Tenant will be responsible for all exterminating services, except termites, required in said demised premise. The Landlord does, however, give a 90 day warranty on all of the above mentioned items. If the Tenant does not make necessary repairs 15 days after receiving written notice from the Landlord of the need to make a repair, the Landlord will proceed to make said repair and the cost of said repair will become part of and in addition to the next due monthly rental. Tenant agrees to furnish to the Landlord, at the expense of Tenant, prior to occupancy, a copy of an executed and paid for annual maintenance contract on all heating and air conditioning equipment with a reputable company acceptable to Landlord and said contract will be kept in effect during the term of the lease at the expense of Tenant. Should tenant not provide a satisfactory HVAC maintenance contract to Landlord prior to occupancy, Tenant shall be provided a contract through Landlord. Billings for this contract shall become due and payable upon receipt of invoice and shall be considered additional rent. The Landlord will make all necessary structural repairs to the exterior masonry walls and roof of the demised premises, after being notified of the need for such repairs. The Tenant will, at the expiration of the term or at the sooner termination thereof by forfeiture of otherwise, deliver up the demised premises in the same good order and condition as they were at the beginning of the tenancy, reasonable wear and tear excepted.

DEFAULT

13. If the Tenant shall fail to pay said rental or any other sum required by the terms, agreements, of addenda of this lease when the same shall be due, the Landlord shall have along with any and all other
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legal remedies the immediate right to make distress therefore, and upon such distress, in the Landlord's discretion, this tenancy shall terminate. In case the Tenant shall fail to comply with any of the other provisions, covenants, or conditions of this lease, on its part to be kept and performed , and such default shall continue for a period of ten days after written notice thereof shall have been given to the Tenant by the Landlord, and/or if the Tenant shall fail to pay said rental or any other sum required by the terms of this lease to be paid by the Tenant, then, upon the happening of any such event, and in addition to any and all other remedies that may thereby accrue to the Landlord, the Landlord may do the following:

1. Landlord's Election to Retake possession without Termination of Lease. Landlord may retake possession of the leased premises and shall have the right, but not obligation, without being deemed to have accepted a surrender thereof, and without terminating this Lease, to relet the same for the remainder of the lease term upon terms and conditions satisfactory to Landlord; and if the rent received from such reletting does not at least equal the rent payable by Tenant hereunder, Tenant shall pay and satisfy the deficiency between the amount of rent so provided in this Lease and the rent received through reletting the leased premises; and, in addition, tenant shall pay reasonable expenses in connection with any such reletting, including, but not limited to, the cost of renovating, altering and decoration for any occupant, leasing commissions paid to any real estate broker or agent, and attorney's fees incurred.

2. Landlord's Election to Terminate Lease. Landlord may terminate the Lease and forthwith repossess the leased premises and be entitled to recover as damages a sum of money equal to the total of the following amounts:

     (a) any unpaid rent or any other outstanding monetary obligation of Tenant to Landlord under the Lease;

     (b) the balance of the rent for the remainder of the lease term less the reasonable rental value of the leased premises if subleased under the terms of the Lease that Tenant so proves;

     (c) all costs incurred in recovering the leased premises including reasonable attorney fees and court costs, restoring the leased premises to good order and condition, and all commissions incurred by Landlord in reletting the leased premises; and

     (d) any other amount necessary to compensate Landlord for all detriment caused by Tenant's default.

DAMAGE

14. In any case of the total destruction of said leased premises by fire, casualties, the elements or other cause, or of such damage thereto as shall render the same totally unfit for occupancy by the Tenant for more than 60 days, this lease, upon surrender and delivery to the Landlord of the said leased premises, together with the payment of the rent to the date of such occurrence shall terminate and be at
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an end. If the leased premises are rendered partly untenantable by any cause mentioned in the preceding sentence, the Landlord shall, at its own expense, restore said leased premises with all reasonable diligence, and the rent shall be abated proportionately for the period of said partial untenantability and until the leased premises shall have been fully restored by the Landlord.

BANKRUPTCY

15. In the event of the appointment of a receiver or trustee for the Tenant by any court, Federal and State, in any legal proceedings under any provisions of the Bankruptcy Act, if the appointment of such receiver or such trustee is not vacated within 60 days, or if said Tenant be adjudicated bankrupt or insolvent, or shall make an assignment for the benefit of its creditors, then and in any of said events, the Landlord may, at its option, terminate this tenancy by ten days written notice, and re-enter upon said premises.

POSSESSION

16. The Landlord covenants and agrees that possession of said premises shall be given to the Tenant as soon as said premises are ready for occupancy by the said Tenant. In case possession, in whole or in part, cannot be given to the Tenant on or before the beginning date of this lease, Landlord agrees to abate the rent proportionately until possession is given to said Tenant, and the Tenant agrees to accept such pro rata abatement as liquidated damages for the failure to obtain possession.

SIGN, ETC

17.  The Tenant covenants and agrees that:

     (a) It will not place or permit any signs, lights, awnings or poles on or about said premises without the prior written permission of the Landlord and in the event such consent is given, which consent will not be unreasonably withheld, the Tenant agrees to pay any minor privileges or other tax therefore;

     (b) The Landlord is to immediately remove and dispose of any of the unauthorized aforementioned items at the expense of the Tenant and said cost shall become part of and in addition to the next due monthly rental. Tenant further covenants and agrees that it will not paint or make any changes in or on the outside of said premises without permission of the Landlord in writing, which consent shall not be unreasonably withheld. The Tenant agrees that it will not do anything on the outside of said premises to change the uniform architecture, paint or appearance of said building, without the consent of the Landlord in writing, which consent shall not be unreasonably withheld.

EXTERIOR OF PREMISES

18. The Tenant further covenants and agrees not to put any items on the sidewalk or parking lot in the front, rear, or sides of said building or block said sidewalk, and not to do anything that directly or indirectly will take away any of the rights of ingress or egress or of light from any other tenant of the
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Landlord or do anything which will, in any way, change the uniform and general design of any property of the Landlord of which the premises hereby leased shall constitute a part of unit. No pets will be allowed in or about the premises without prior written consent of the Landlord.

WATER DAMAGE

19. The Tenant covenants and agrees that the Landlord shall not be held responsible for and the Landlord is hereby released and relieved from any liability by reason of or resulting from damage or injury to person or property of the Tenant or of anyone else, directly or indirectly caused by (a) dampness or water in any part of said premises or in any part of any property of the Landlord or of others and/or (b) any leak or break in any part of said premises or in any part of any other property of the Landlord or of others or in the pipes of the plumbing or heating works thereof, no matter how caused, unless damage is due to Landlord's negligence.

LIABILITY

20. Landlord shall not be liable to the Tenant for any loss or damage to the Tenant or to any other person or to the property of the Tenant or of any other person unless such loss or damage shall be caused by or result from a negligent act or omission or commission on the part of the Landlord or any of its agents, servants, or employees. The said Tenant shall indemnify and save harmless the Landlord, its successors or assigns, from all claims and demands of every kind, that may be brought against it, them or any of them for or on account of any damage, loss or injury to persons or property in or about the leased premises during the continuance of this tenancy, or during the time of any alterations, repairs, improvements or restorations to said property by the Tenant and arising in connection therewith, and from any and all costs, and expenses and other charges which may be imposed upon the Landlord, its successors or assigns, or which it or they may be obligated to incur in consequence thereof, provided, however, that such indemnification by Tenant shall not be applicable if such loss or damage shall be caused by or result from a negligent act, omission, or commission on the part of the Landlord or any of its agents, servants, or employees. Tenant shall also carry and pay for a general liability policy protecting Landlord with respect to the leased premises, with limits of $1,000,000.00 bodily injury any on occurrence and $1,000,000.00 property damage any on occurrence and will furnish Landlord with certificate of same showing a 10 day notice of cancellation clause.

RIGHT OF ENTRY

21. It is understood and agreed that the Landlord, and its agents, servants, and employees, including any builder or contractor employed by the Landlord, shall have, and the Tenant hereby gives them and each of them, the absolute, and unconditional right, license and permission, at any and all reasonable times, and for any reasonable purpose whatsoever, to enter through, across or upon the premises hereby leased or any part thereof, and, at the option of the Landlord, to make such reasonable repairs to or
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changes in said premises as the Landlord may deem necessary or proper.

EXPIRATION

22. It is agreed that the term of this lease expires on January 31, 2003 without the necessity of any notice by or to any of the parties hereto. However, Tenant may terminate this lease at the end of 24 months, or anytime thereafter, with three(3) months prior written notice to Landlord. If the Tenant shall occupy said premises after such expiration, it is understood that, in the absence of any written agreement to the contrary, said Tenant shall hold premises as a Tenant from month to month, subject to all the other terms and conditions of this lease, at double the then monthly rental installment; provided that the Landlord shall, upon such expiration, be entitled to the benefit of all public general or public local laws relating to the speedy recovery of the possession of lands and tenements held over by Tenant that may be now in force or may hereafter be enacted.

     Prior to expiration, Tenant agrees to schedule an inspection with Landlord to confirm that the leased premises, will be in proper order at expiration, including but not limited to lighting, mechanical, electrical and plumbing systems, plus all alterations (subsequent to original buildout) be returned to original condition at commencement of lease.

CONDEMNATION

23. It is agreed in the event that condemnation proceedings are instituted against the demised premises and title taken by any Federal, State, Municipal or other body, then this lease shall become null and void at the date of settlement of condemnation proceedings and the Tenant shall not be entitled to recover any part of the award which may be received by the Landlord.

SUBORDINATION

24. It is agreed that Landlord shall have the right to place a mortgage or any form of mortgages on the real property or Premises and this Lease shall be subordinate to any such mortgage or mortgages, whether presently existing or hereafter placed on the Premises. Tenant's subordination provided in this paragraph is self-operative and no further instrument of subordination shall be required; however, if requested by Landlord, Tenant shall execute any and all documents to effectuate said subordination. Furthermore, if any person or entity shall succeed to all or part of Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, Tenant shall automatically attorn to such successor in interest, which attornment shall be self operative and effective upon the signing of this Lease, and shall execute such other agreement in confirmation of such attornment as such successor in interest shall reasonably request.

ESTOPPEL

25. Within no more than ten (10) days after written request by Landlord, Tenant shall execute, acknowledge, and deliver to Landlord a certificate stating (I) that this Lease is unmodified and in full
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force and effect, or, if the lease is modified, the way in which it is modified accompanied by a copy of the modification agreement, (ii) the date to which rental and other sums payable under this Lease have been paid and the amounts so paid, (iii) that no notice has been received by Tenant or any default which has not been cured, or, if such a default has not been cured, what Tenant intends to do in order to effect the cure, and when it will do so, (iv) that Tenant has accepted and occupied the Premises, (v) that Tenant has no claim or offset against Landlord, or, if it does, stating the circumstances which gave rise to the claim or offset, (vi) the Tenant is not aware of any prior assignment of this Lease by Landlord, or, if it is, stating the date of the assignment and assignee (if known to Tenant), and (vii) such other matters as may be reasonably requested by Landlord. Any such certificate may be relied upon by any prospective purchaser of the Premises and any prospective mortgagee or beneficiary under any deed of trust or mortgage encumbering the real property or Premises. If Landlord submits a completed certificate to Tenant, and if Tenant fails to object to its contents within ten (10) days after its receipt of the completed certificate, the matters stated in the certificate will conclusively be deemed to be correct. Tenant irrevocably appoints Landlord as Tenant's attorney-in-fact to execute and deliver on Tenant's behalf any completed certificate to which Tenant does not object within ten (10) days after its receipt.

NOTICES

26.  Any notice required by this lease is to be sent to the Landlord at:

          241 West Patrick Street
          Frederick, Maryland 21701

          Any written notices required by this lease to be sent to Tenant shall be deemed sufficiently given, if hand delivered or by nationally recognized overnight courier service.

          Joseph K. Rensin, CEO
          Creditrust Card Services Corporation
          7000 Security Boulevard
          Baltimore, Maryland 21244-2543

REMEDIES NOT EXCLUSIVE

27. No remedy conferred upon Landlord shall be considered exclusive of any other remedy, but shall be in addition to every other remedy available to Landlord under this Lease or as a matter of law. Every remedy available to Landlord may be exercised concurrently or from time to time, as often as the occasion may arise. Tenant hereby waives any and all rights which it may have to request a jury trial in any proceedings at law or in equity in any court of competent jurisdiction.

PERFORMANCE

28. It is agreed that the failure of the Landlord to insist in any one or more instances upon a strict performance of any covenant of this lease or to exercise any right herein contained shall not be construed
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as a waiver or relinquishment for the future of such covenant or right, but the same shall remain in full force and effect, unless the contrary is expressed in writing by Landlord.

SECURITY DEPOSIT AND FINANCIAL STATEMENTS

29. A security deposit of Eleven Thousand Eight Hundred Forty seven Dollars and Fifty Cents ($11,847.50) will accompany this lease, when submitted for approval by Landlord, subject to all the conditions of the security deposit agreement attached. If this lease is not approved by the Landlord withing 30 days of its submission to the Landlord, the security deposit will be refunded in full. Landlord shall have the right to require annual financial statements on the Tenant and/or Guarantor of this Lease. Requested statements must be provided no later than 90 days after the closing of each fiscal year.

FINAL AGREEMENT

30. This lease contains the final and entire agreement between the parties hereto, and neither they nor their agents shall be bound by any terms, conditions or representations not herein written.

LEGAL EXPENSE

31. In the event, to enforce the terms of this lease, either party files legal action against the other, and is successful in said action, the losing party agrees to pay all reasonable expenses to the prevailing party, including the attorney's fee incident to said legal action. In the event that the Landlord is successful in any legal action filed against the Tenant, the Landlord's attorney fees incident to said legal action shall become part of and addition to the then due monthly rent.

LAND

32. It is agreed that the demised premises is the building area occupied by the Tenant and only the land under the area.

DEMURRAGED CHARGES

33. Landlord shall have no responsibility for any demurrage charge or penalty fee assessed to Tenant by any company because of lack of access to Tenant's premises.

BENEFICIAL OCCUPANCY

34. Occupancy in any manner and in any part shall be deemed to be beneficial occupancy and rent shall be due on the part. Beneficial occupancy and rent thereby due shall not depend on official governmental approval of such occupancy, state of completion of building, availability or connection of utilities and services such as but not limited to sewer, water, gas, oil, or electric. No rent credit shall be given because of lack of utilities or services.

ENVIRONMENTAL REQUIREMENTS

35. Tenant hereby represents and warrants to Landlord that no materials will be located on the premises which, under federal, state, or local law, statute, ordinance or regulations; or court or administrative order or decree; or private agreement (hereinafter collectively known as, "Environmental

Requirements"), require special handling in collection, storage, treatment, or disposal.

     Tenant hereby covenants and agree that if at any time it is determined that there are materials located on the premises which, under any Environmental Requirements, require special handling in collection, storage, treatment, or disposal, Tenant shall, within thirty (30) days after written notice thereof, take or cause to be taken, at its sole expense, such actions as may be necessary to comply with all Environmental Requirements. If Tenant shall fail to take such action, Landlord may make advances or payments towards performance or satisfaction of the same but shall be under no obligation to do so; and all sums so advanced or paid, including all sums advanced or paid in connection with any judicial or administrative investigation or proceeding relating thereto, including, without limitation, reasonable attorney's fees, fines, or other penalty payments, shall be at once repayable by Tenant and shall bear interest at the rate of four percent (4%) per annum above the Prime rate from time to time as set by NationsBank, from the date the same shall become due and payable until the date paid. Failure of Tenant to comply with all Environmental Requirements shall constitute and be a default under this Lease Agreement. Tenant will remain totally liable hereunder regardless of any other provisions which may limit recourse.

SEVERABILITY

36. In case any one or more of the provisions contained in this Lease shall for any reason be held to be invalid, not legal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

LATE CHARGE

37. If the Tenant shall fail to pay when due, the said rental or any other sum required by the terms of this lease to be paid by the Tenant, then, upon the happening of any such event, and in addition to any and all other remedies that may thereby accrue to the Landlord, the Tenant agrees to pay to the Landlord a late charge of 5% of the monthly account balance. The late charge on the base rent accrues after 10 days of the due date and said late charge shall become part of and in addition to the then due monthly rental. In the event Tenant's rent is received fifteen days after due date, Landlord shall have option to require the rental payment be made with a certified or cashier's check.

QUIET ENJOYMENT

38. Tenant, upon paying the minimum rent, additional rent and other charges herein provided for and observing and keeping all of its covenants, agreements and conditions in this Lease, shall quietly have and enjoy the Premises during the Term of this Lease without hindrance or molestation by anyone claiming by or through Landlord; subject, however, to the exceptions, reservations and conditions of this Lease.
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IMPROVEMENTS

39.  All Tenant Improvements are to be paid by the Tenant.

WINDOW COVERINGS

40. The Tenant covenants and agrees not to install any window covering other than an one-inch horizontal mini-blind of an off-white color unless approved by the Landlord, which consent shall not be unreasonably withheld.

PARKING

41. Landlord will provide 150 parking spaces marked for the Tenant. Those will be the only spaces where Tenant's employees or customers may park. This is a multi-tenant building, so Tenant agrees to instruct and require their employees to park only in the assigned spaces. Landlord shall have the right to assess fees or penalties for the failure of Tenant's employees and customers to park in the assigned spaces.

RULES AND REGULATIONS

42. Tenant shall, at all times comply with the Rules and Regulations attached hereto. Landlord shall make a reasonable effort to enforce the Rules and Regulations equitably against all tenants of the Property.

EXCULPATION CLAUSE

43. Neither Landlord nor any principal, partner, member, officer, director, trustee or affiliate of Landlord (collectively, "Landlord Affiliates") shall have any personal liability under any provision of this lease.

AS WITNESS THE HANDS AND SEALS OF THE PARTIES HERETO THE DAY AND YEAR FIRST ABOVE WRITTEN:




   /s/ J. Barry Dumser          By:  /s/ Joseph K. Rensin           (SEAL)
______________________________     _________________________________
              (Witness)               (Tenant/Title)
                                      Chairman & CEO
                                      Creditrust Card Services Corp.


  /s/ Lori Surger               By: /s/ Marc C. Matan               (SEAL)
______________________________     _________________________________
              (Witness)                       (Landlord)
                                    as agent for Butera Properties
                                    Consolidated, LLC

                           SECURITY DEPOSIT AGREEMENT

     This is NOT a rent receipt.

                 Date ______ January 11, 1999 _________________

     Received from    Creditrust Card Services Corporation   , the amount of
                   ------------------------------------------
$11,847.50, as security deposit for premises.

     Landlord agrees that, subject to the condition listed below, this security deposit plus 2% annual interest will be returned in full within thirty (30) days of vacancy.

     Tenant agrees that this security deposit may not be applied by Tenant as rent and that the full monthly rent will be paid on or before the first day of every month, including the last month of occupancy. Tenant further agrees that a mortgagee of the property demised by the lease to which this Security Deposit Agreement is appended and/or a mortgage thereof in possession of said property and/or a purchaser of said property at a foreclosure sale shall not have any liability to the Tenant for this security deposit.

     SECURITY DEPOSIT RELEASE PREREQUISITES:

     1. Full term of lease has expired.
     2. No damage to property beyond fair wear and tear.
     3. Entire lease premises clean and in order.
     4. No unpaid late charges or delinquent rents.
     5. All keys returned.
     6. All debris and rubbish and discards placed in proper rubbish containers.
     7. Forwarding address left with Landlord.

AS WITNESS THE HANDS AND SEALS OF THE PARTIES HERETO THE DAY AND YEAR FIRST ABOVE WRITTEN:




   /s/ J. Barry Dumser          By:  /s/ Joseph K. Rensin           (SEAL)
______________________________     _________________________________
(Witness)                             (Tenant/Title)
                                      Chairman & CEO


  /s/ Lori Surger               By: /s/ Marc C. Matan               (SEAL)
______________________________     _________________________________
(Witness)                                     (Landlord)
                                    as agent for Butera Properties
                                    Consolidated, LLC

                             RULES AND REGULATIONS

1. The Common Facilities, and the sidewalks, driveways, and other public portion of the Property (herein "Public Areas") shall not be obstructed or encumbered by Tenant or used for any purpose other than ingress or egress to and from its premises, and Tenant shall not permit any of its employees, agents, licensees or invitees to congregate or loiter in any of the Public Areas. Tenant shall not invite to, or permit to visit its premises, persons in such numbers or under such conditions as may interfere with the use and enjoyment by others of the Public Areas. Landlord reserves the right to control and operate, and to restrict and regulate the use of, the Public Areas and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

2. No bicycles, animals (except seeing eye dogs) fish or birds of any kind shall be brought into, or kept in or about any premises with the Building.

3. No noise, including, but not limited to, music, the playing of musical instruments, recordings, radio or television, which, in the judgment of Landlord, might disturb other tenants in the Building, shall be made or permitted by any tenant.

4. Tenant's premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

5. Tenant shall not cause or permit any odors of cooking or other processes, or any unusual or objectionable odors, to emanate from its premises which would annoy other tenants or create a public or private nuisance.

6. Plumbing facilities shall not be used for any purpose other than those for which they were constructed; and no sweepings, rubbish, ashes, newspapers or other substances of any kind shall be thrown into them.

7. Tenant agrees to keep the Leased Premises in a neat, good and sanitary condition and to place garbage, trash, rubbish and all other disposables only where Landlord directs.

8. Landlord reserves the right to rescind, alter, waive or add, any Rule or Regulation at any time prescribed for the Building when, in the reasonable judgment of Landlord, Landlord deems it necessary or desirable for the reputation, safety, character, security, care, appearance or interests of the Building, or the preservation of good order therein, or the operation or maintenance of the Building, or the equipment thereof, or the comfort of tenants or others in the Building. No rescission, alteration, waiver or addition of any Rule or Regulation in respect of one tenant shall operate as a rescission, alteration or waiver in respect of any other tenant.

9. Tenant shall have the non-exclusive right to park in parking spaces in front of and behind tenant's leased premises. This area shall be defined by two imaginary lines extending out from tenants's demising walls.

10. Tenant shall not place storage trailers or other storage containers of any type outside Tenant's premises.

11. Tenant shall not park on a permanent or semi-permanent basis, any trailer behind dock doors or in any other location outside Tenant's premises for the purposes of storage.

12. Non-compliance with any of the above rules and regulations may, in Landlord's sole judgment, result in a monetary fine not to exceed $25 per day. Landlord will notify Tenant of such violations and Tenant will have five (5) days to rectify, after which, daily fine will be applied.